UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2018 (February 1, 2018)
Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610
San Antonio, Texas 78216
(210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2018, Harte Hanks, Inc. (the “Company”) entered into agreements that amended certain compensation arrangements for Karen Puckett (its President & Chief Executive Officer) and other named executive officers of the Company.

Pursuant to a letter agreement dated February 1, 2018 (the “Letter Amendment”), the Company’s Employment Agreement with Ms. Puckett dated as of September 13, 2015 (the “Employment Agreement”) was amended to provide that for 2018 (i) her Base Salary (as defined therein) shall be reduced (by 35%) to $485,000, and (ii) she will not participate in the Company’s cash annual incentive plan for 2018 performance (provided that, solely for purposes of her Change in Control Severance Agreement dated September 14, 2015, she shall be deemed to have a target bonus equal to 100% of her Base Salary for 2018).

Pursuant to amendments dated February 1, 2018 (the “CIC Amendments”), the severance agreements between the Company and its executive officers, which severance agreements may provide benefits in connection with certain “change in control” transactions, were amended. The CIC Amendments: (i) reduce to 2.0 the multiple of annual salary and bonus potentially payable as severance compensation to the president and any senior vice president or executive vice president, and (ii) reduce the acceleration of vesting (under applicable circumstances) of performance-based equity awards so that rather than full vesting acceleration on the applicable acceleration date, the awards vest pro-rata based on the period of employment from the grant date through the applicable acceleration date. Additionally, the Company adopted a new form of severance agreement (the “CIC Severance Agreement”) which applies the amendments of the CIC Amendments to the Company’s prior form of severance agreement, and will be used for subsequently-hired executive officers.

The foregoing descriptions of the Letter Amendment, the CIC Amendments and the CIC Severance Agreement do not purport to be a complete description of such arrangements, and are qualified in their entirety by reference to the full text of the Letter Amendment, form of CIC Amendment and CIC Severance Agreement, which are filed as exhibits to this Form 8-K and are incorporated by reference in this Item 5.02.

Item 7.01    Regulation FD Disclosure.

A copy of the press release announcing certain of the matters described under Item 5.02 is furnished herewith as Exhibit 99.4 and is incorporated by reference in this Item 7.01.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed or furnished herewith, as applicable:

Exhibit Number	Exhibit Title

99.1	Letter Agreement dated February 1, 2018 by and between the Company and Karen A. Puckett, amending Employment Agreement with Karen A. Puckett*
99.2	Form of Amendment to Severance Agreement*
99.3	Form of Severance Agreement between the company and its executive officers*
99.4	February 2, 2018 Press Release of Harte Hanks, Inc.** * Filed herewith. ** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.
Dated: February 2, 2018

By: /s/ Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary